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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 13, 2002
                        (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


               Virginia                   1-8489               54-1229715
    (State or other jurisdiction of     (Commission         (I.R.S. Employer
    incorporation or organization)      File Number)       Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        On December 9, 2002, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Banc One Capital Markets, Inc. for the sale of $300,000,000 aggregate principal amount of the Company's 2002 Series D 5.125% Senior Notes Due 2009 and $300,000,000 aggregate principal amount of the Company's 2002 Series E 6.75% Senior Notes Due 2032. Such Senior Notes, which are designated the 2002 Series D 5.125% Senior Notes Due 2009 and 2002 Series E 6.75% Senior Notes Due 2032, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on August 9, 2002 (File No. 333-97393). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

         A copy of the forms of the Fifteenth and Sixteenth Supplemental Indentures to the Company's June 1, 2000 Senior Indenture, pursuant to which the 2002 Series D 5.125% Senior Notes Due 2009 and 2002 Series E 6.75% Senior Notes Due 2032 will be issued, are filed as Exhibits 4.2 and 4.3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

 1 Underwriting Agreement, dated December 9, 2002, between the Company and J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Banc One Capital Markets, Inc.

 4.1     Form of Senior Indenture, dated as of June 1, 2000, between the
         Company and JPMorgan Chase Bank (formerly, The Chase Manhattan Bank), as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration
         No. 333-93187).

 4.2 Form of Fifteenth Supplemental Indenture to the Senior Indenture pursuant to which the 2002 Series D 5.125% Senior Notes Due 2009 will be issued. The form of 2002 Series D 5.125% Senior Notes Due 2009 is included as Exhibit A to the form of Fifteenth Supplemental Indenture.

 4.3 Form of Sixteenth Supplemental Indenture to the Senior Indenture pursuant to which the 2002 Series E 6.75% Senior Notes Due 2009 will be issued. The form of 2002 Series E 6.75% Senior Notes Due 2032 is included as Exhibit A to the form of Sixteenth Supplemental Indenture.

99.1 Form of Escrow Deposit Agreement, dated as of December 16, 2002, between the Company and JPMorgan Chase Bank, as escrow agent.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DOMINION RESOURCES, INC.
                                                     Registrant

                                              /s/ James P. Carney
                                           -----------------------------------
                                                  James P. Carney
                                                Assistant Treasurer

Date:  December 12, 2002